Federated U.S. Government Securities Fund: 2-5 Years

Summary PROSPECTUS

March 31, 2011

INSTITUTIONAL SHARES (TICKER FIGTX)
INSTITUTIONAL SERVICE SHARES (TICKER FIGIX)
R SHARES (TICKER FIGKX) (formerly, Class K Shares)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/prospectus. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated March 31, 2011, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking current income by investing in a portfolio of short-to-intermediate term obligations of the U.S. government and its agencies and instrumentalities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary Information

Federated U.S. Government Securities Fund: 2-5 Years (the “Fund”)

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund's investment objective is current income.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class R Shares (R), Institutional Shares (IS) and Institutional Service Shares (SS).

Shareholder Fees (fees paid directly from your investment)	R	IS	SS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%	0.40%	0.40%
Distribution (12b-1) Fee	0.50%	None	0.05%
Other Expenses	0.40%	0.43%	0.45%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.31%	0.84%	0.91%
Fee Waivers and/or Expense Reimbursements[1]	0.03%	0.25%	0.09%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.28%	0.59%	0.82%

1	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's R, IS and SS classes (after the voluntary waivers and/or reimbursements) will not exceed 1.27%, 0.58% and 0.81% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) April 1, 2012; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
R	$133	$415	$718	$1,579
IS	$86	$268	$466	$1,037
SS	$93	$290	$504	$1,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 159% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE

What are the Fund's Main Investment Strategies?

The Fund's overall strategy is generally to invest in a portfolio consisting of U.S. Treasury securities and U.S. government agency securities with maturities of not less than two years and not more than five years. The Fund may also use derivative contracts and/or hybrid instruments to implement elements of it strategies. The Fund buys and sells portfolio securities based primarily on its market outlook and analysis of how securities may perform under different market conditions. The Fund evaluates its investment strategy by comparing the performance and composition of the Fund's portfolio to the performance and composition of Bank of America Merrill Lynch 3-5 Year Treasury Index, an index composed of U.S. Treasury notes and bonds with maturities greater than or equal to three years and less than five years.

U.S. government securities also may be offered on a delayed delivery basis. The Fund will enter into delayed delivery transactions, including when-issued transactions, in order to participate in these offerings or trade these securities. The Fund may also seek to increase its income by lending its portfolio securities.

Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the

Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in a few government securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities.

The Fund may also purchase bonds from the U.S. government backed by the Federal Deposit Insurance Corporation (FDIC).

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise, which may result in a decrease in the value of Fund Shares.
  Liquidity Risks. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. Over-the-counter (OTC) derivative contracts generally carry greater liquidity risk than exchange-traded contracts.
  Leverage Risks. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, liquidity and leverage risks.
  Risks of Investing in Inflation-Protected Securities. The value of inflation-protected securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). If interest rates rise due to reasons other than inflation, the Fund's investment in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure. Generally, when real interest rates rise, the value of inflation-protected securities will fall and the Fund's value may decline as a result of this exposure to these securities. The greatest risk occurs when interest rates rise and inflation declines.

  The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

  Performance: Bar Chart and Table

  Risk/Return Bar Chart

  The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's IS class total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns for each class averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

  Within the periods shown in the bar chart, the Fund's IS class highest quarterly return was 6.20% (quarter ended December 31, 2008). Its lowest quarterly return was (2.44)% (quarter ended June 30, 2004).

  Average Annual Total Return Table

  In addition to Return Before Taxes, Return After Taxes is shown for the Fund's IS class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the IS class, and after-tax returns for the R and SS classes will differ from those shown for the IS class. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant through a 401 (k) plan, an Individual Retirement Account (IRA) or other tax-advantaged investment plan.

  (For the Periods Ended December 31, 2010)

Share Class	1 Year	5 Years	10 Years
R:
Return Before Taxes	3.54%	4.73%	4.25%
IS:
Return Before Taxes	4.26%	5.47%	4.99%
Return After Taxes on Distributions	3.06%	3.96%	3.47%
Return After Taxes on Distributions and Sale of Fund Shares	3.04%	3.77%	3.36%
SS:
Return Before Taxes	4.01%	5.22%	4.74%
Bank of America Merrill Lynch 3-5 Year Treasury Index[1] (reflects no deduction for fees, expenses or taxes)	5.70%	6.01%	5.50%
Lipper Short U.S. Treasury Funds Average[2]	2.06%	3.92%	3.60%
Lipper Short-Intermediate U.S. Government Funds Average[3]	3.66%	4.61%	4.27%
1	Bank of America Merrill Lynch 3-5 Year Treasury Index is an unmanaged index tracking U.S. treasury securities with maturities of 3 to 4.99 years.
2	Lipper Short U.S. Treasury Funds Average is an average of funds with similar investment objectives.
3	Lipper Short-Intermediate U.S. Government Funds Average is an average of funds with similar investment objectives.

  FUND MANAGEMENT

  The Fund's Investment Adviser (“Adviser”) is Federated Investment Management Company.

  Donald T. Ellenberger, Senior Portfolio Manager, has been the Fund's portfolio manager since June 2005.

  purchase and sale of fund shares

  You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

  R Class

  The minimum initial and subsequent investment amounts for IRA rollovers into the Fund's R class are $250 and $100, respectively. There is no minimum initial or subsequent amount required for employer-sponsored retirement plans. The minimum investment amount for Systematic Investment Programs is $50.

  IS & SS Classes

  The minimum initial investment amount for the Fund's IS and SS classes is generally $1,000,000 and there is no required minimum subsequent investment amount.

  Tax Information

  The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an IRA or other tax-advantaged investment plan.

  Payments to Broker-Dealers and Other Financial Intermediaries

  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

  Federated U.S. Government Securities Fund: 2-5 Years
  Federated Investors Funds
  4000 Ericsson Drive
  Warrendale, PA 15086-7561

  Contact us at  FederatedInvestors.com
  or call 1-800-341-7400.

  Federated Securities Corp., Distributor

  Investment Company Act File No. 811-4017

  Cusip 31428P103
  Cusip 31428P202
  Cusip 31428P301

  Q450208 (3/11)

  Federated is a registered trademark of Federated Investors, Inc.
  2011  ©Federated Investors, Inc.